Properties And Equipment	12 Months Ended
Dec. 31, 2015
Properties And Equipment [Abstract]
Properties And Equipment

12.Properties and Equipment

A summary of properties and equipment follows (in thousands):

	December 31,
	2015	2014
Land	$5,365	$4,261
Buildings and building improvements	64,440	61,401
Transportation equipment	31,077	26,904
Machinery and equipment	83,293	77,273
Computer software	45,414	51,564
Furniture and fixtures	71,894	66,248
Projects under development	16,981	3,420
Total properties and equipment	318,464	291,071
Less accumulated depreciation	(201,094)	(185,735)
Net properties and equipment	$117,370	$105,336

The net book value of computer software at December 31, 2015 and 2014, was $8.3 million and $10.5 million, respectively.  Depreciation expense for computer software was $3.9 million, $ 4.4 million and $3.9 million for the years ended December 31, 2015, 2014 and 2013, respectively.